SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [ ]    Preliminary Proxy Statement
         [ ]    Confidential, for Use of the Commission Only (as permitted by
                Rule 14a-6(e) (2)
         [X]    Definitive Proxy Statement
         [ ]    Definitive Additional Materials
         [ ]    Soliciting Material Pursuant to ss. 240.14a-11(c) or
                ss. 240.14a-12

                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
      ---------------------------------------------------------------------

                (Name of Registrant as Specified in its Charter)
                               Pamela S. Sinofsky
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

      [X]  No fee required.

      [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.

           1)  Title of each class of securities to which transaction applies:
           2)  Aggregate number of securities to which transaction applies:
           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           4)  Proposed maximum aggregate value of transaction:
           5)  Total fee paid: ___________

      [ ]  Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)  Amount Previously Paid:
           2)  Form, Schedule or Registration No.:
           3)  Filing Party:
           4)  Date Filed:

Phoenix Equity Planning Corporation   101 Munson Street   Toll Free 800 814-1897
                                      PO Box 88
                                      Greenfield, MA 01301


[LOGO] PHOENIX
       INVESTMENT PARTNERS, LTD.


                                                               August 25, 2000


Dear Institutional Investor:

  We are pleased to enclose the proxy statement for the October 12, 2000 special shareholders' meeting being held for the Phoenix Duff & Phelps Institutional Mutual Fund Growth Stock and Managed Bond of your Portfolios. Please take the time to read the proxy statement and cast your vote, because the changes are important to you as a shareholder.

  We are asking shareholders to approve a tax-free reorganization of each Portfolio into a series of a Delaware business trust and to approve changes to each Portfolio's fundamental investment restrictions. This is part of our effort to integrate all of our mutual funds by adopting a single business form, domicile, form of charter and set of fundamental investment restrictions. The reorganization will not change the investment objective, investment adviser or portfolio management team for each Portfolio, and the value of your investment immediately after the reorganization will be the same as it was immediately before the reorganization. We do not presently anticipate that these changes will have any material impact on the investment techniques already utilized for each Portfolio.

  Your Board of Trustees believes that the proposed reorganization and changes in the fundamental investment restrictions are in the best interests of shareholders. The Board of Trustees has unanimously recommended that shareholders for each of the Portfolios vote for the reorganization and changes in the fundamental investment restrictions. Should you have any questions, please feel free to call us at 1(800) 814-1897. We will be happy to answer any questions you may have.

  I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED PROXY.

Sincerely,


/s/ Philip R. McLoughlin
Philip R. McLoughlin
President
PDP Institutional Mutual Funds








      This letter has been prepared solely for the information of existing shareholders. This letter is not authorized for distribution to prospective investors.

Mutual funds distributed by Phoenix Equity Planning Corporation.

           PHOENIX DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO PHOENIX DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                                EACH A SERIES OF
                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 814-1897
                               --------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 12, 2000

                               --------------------


To the Shareholders:

  Phoenix Duff & Phelps Institutional Mutual Funds, a Massachusetts business trust (the "Fund"), will hold a special meeting of shareholders of Phoenix Duff & Phelps Institutional Growth Stock Portfolio and Phoenix Duff & Phelps Institutional Managed Bond Portfolio (collectively, the "Portfolios," and each individually, a "Portfolio") at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301 on October 12, 2000 at 2:00 p.m., local time, for the following purposes:

    1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization which provides for the reorganization of the Fund into a Delaware business trust.

    2. To amend the fundamental investment restriction of each Portfolio regarding diversification.

    3. To amend the fundamental investment restriction of each Portfolio regarding concentration.

    4. To amend the fundamental investment restriction of each Portfolio regarding borrowing.

    5. To amend the fundamental investment restriction of each Portfolio regarding the issuance of senior securities.

    6. To amend the fundamental investment restriction of each Portfolio regarding underwriting.

    7. To amend the fundamental investment restriction of each Portfolio regarding investing in real estate.

    8. To amend the fundamental investment restriction of each Portfolio regarding investing in commodities.

    9. To amend the fundamental investment restriction of each Portfolio regarding lending.

   10. To eliminate the fundamental investment restriction of each Portfolio regarding joint trading.

   11. To eliminate the fundamental investment restriction of each Portfolio regarding pledging of assets.

   12. To eliminate the fundamental investment restriction of each Portfolio regarding short sales.

   13. To eliminate the fundamental investment restriction of each Portfolio regarding the purchase of securities on margin.

   14. To eliminate the fundamental investment restriction of each Portfolio regarding officer or trustee ownership of securities.

   15. To eliminate the fundamental investment restriction of each Portfolio regarding investments in warrants or rights.

   16. To eliminate the fundamental investment restriction of each Portfolio regarding investing in companies for the purpose of exercising control or management.

   17. To eliminate the fundamental investment restriction of each Portfolio regarding investments in oil, gas or other mineral leases.

   18. To eliminate the fundamental investment restriction of each Portfolio regarding investing and writing puts, calls, straddles and any combination thereof.

   19. To eliminate the fundamental investment restriction of each Portfolio regarding purchases of illiquid securities.

   20. To eliminate the fundamental investment restriction of each Portfolio regarding securities lending.

   21. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

  You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of either of the Portfolios at the close of business on August 14, 2000.

  Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

    o By telephone, with a toll-free call to the number listed on the enclosed proxy card and following recorded instructions;

    o  By mail, with the enclosed proxy card and postage-paid envelope; or

    o  In person at the meeting.

  We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

     PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO
     AVOID THE ADDITIONAL  EXPENSE OF FURTHER  SOLICITATION.
     YOUR VOTE IS IMPORTANT.

                            By Order of the Board of Trustees
                            of Phoenix Duff & Phelps Institutional Mutual Funds,





                             G. JEFFREY BOHNE
                             Secretary

           PHOENIX DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO PHOENIX DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                                EACH A SERIES OF
                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS

                               --------------------

                                 PROXY STATEMENT
                              --------------------

                             MEETING OF SHAREHOLDERS


  This proxy statement is being furnished in connection with the solicitation by the Board of Trustees of Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund") of proxies to be used at a meeting of the shareholders of Phoenix Duff & Phelps Institutional Growth Stock Portfolio and Phoenix Duff & Phelps Institutional Managed Bond Portfolio (collectively, the "Portfolios," and each individually, a "Portfolio") and at any adjournment(s) thereof. The meeting will be held at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301 on October 12, 2000 at 2:00 p.m., local time.

  The purposes of the meeting are to consider a plan to reorganize the Fund from a Massachusetts business trust into a new Delaware business trust (the "Delaware Trust") and to consider changes to the fundamental investment restrictions of each Portfolio. In the reorganization, each of the Portfolios will become a series of the Delaware Trust. To accomplish the reorganization, the Delaware Trust has been formed and new series (the "New Portfolios") will be established as series of the Delaware Trust. Each New Portfolio will have the same classes of shares as the classes of the corresponding existing Portfolio. A form of the Agreement and Plan of Reorganization is attached as Appendix A.

  The proposed investment restriction changes will not change the investment objective or principal investment strategy of either Portfolio. The reorganization will not change the name, investment objective or principal investment strategy, investment adviser, independent accountant, or fiscal year of either of the Portfolios. Each shareholder will own the same number of shares of their New Portfolio immediately after the reorganization as the number of Portfolio shares owned by the shareholder on the closing of the reorganization. Each New Portfolio will offer the same shareholder services as its predecessor Portfolio.

  This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about August 25, 2000.

VOTING INFORMATION
  Shareholders of record of the Portfolios at the close of business on August 14, 2000 will be entitled to vote at the meeting or at any adjournments thereof. As of the record date, there were issued and outstanding 1,823,581.873 shares of Phoenix Duff & Phelps Institutional Growth Stock Portfolio and 3,742,271.557 shares of Phoenix Duff & Phelps Institutional Managed Bond Portfolio.

  Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of each Portfolio will vote separately on each proposal. The holders of a majority of the outstanding shares of each Portfolio entitled to vote shall constitute a quorum for the meeting for that Portfolio, but any lesser number shall be sufficient for adjournments. A quorum being present, the approval of each proposal by the shareholders of each Portfolio requires the vote of the lesser of (i) 67% or more of the eligible votes of the Portfolio present at the meeting if more than 50% of the eligible votes of the Portfolio are present in person or by proxy or (ii) more than 50% of the eligible votes of the Portfolio. The reorganization will not take place unless each Portfolio of the Fund separately approves the reorganization proposal. If the reorganization is not approved by all of the Portfolios of the Fund, the Fund will continue as a Massachusetts business trust and the Board of Trustees of the Fund may consider other alternatives that it views as being in the best interests of the shareholders of the Portfolios. For purposes of this proxy statement, the Investment Company Act of 1940, as amended (the "1940 Act") includes rules and regulations of the Securities and Exchange

Commission ("SEC") issued under that Act. If shareholders of a Portfolio do not approve the proposed change to a fundamental investment restriction, the existing restriction will remain in effect for that Portfolio only.

  For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposals to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist a Portfolio in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposals.

  If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of any one or more of the proposals have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each proposal, unless directed to vote against the proposal, in which case such shares will be voted against the proposed adjournment with respect to that proposal.

  If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting.

  The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Fund is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES
  Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise:

  o by written notice of the proxy's revocation to the Secretary of the Fund at the above address prior to the meeting;

  o by the subsequent execution and return of another proxy prior to the meeting;

  o   by submitting a subsequent telephone vote; or

  o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES
   In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Fund may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Portfolios for their reasonable expenses in sending proxy material to beneficial owners of shares of the Portfolios. The cost of the solicitation of proxies will be borne by the Portfolios. Certain solicitation costs will be directly attributable to the Portfolios or to one or more other Phoenix mutual funds soliciting shareholder approval at about the same time while other expenses of solicitation will not be directly attributable to any specific Phoenix mutual fund. Solicitation costs that are directly attributable to a particular Phoenix mutual fund will be borne by that mutual fund. All other solicitation expenses will be allocated pro rata based on the number of shareholder accounts of each Phoenix mutual fund. D.F. King and Co., Inc., a proxy solicitation firm, has been engaged by the Fund to act as solicitor and will receive fees estimated at $8,000.00, plus reimbursement of out-of-pocket expenses. The agreement with D.F. King provides that D.F. King will perform various proxy solicitation services in connection with the meeting, such as contacting shareholders and providing information with respect to matters to be considered at the meeting.

  If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
  The following table sets forth information as of July 25, 2000 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of any of the Portfolios:

  NAME OF SHAREHOLDER                            PORTFOLIO AND CLASS        PERCENTAGE OF THE CLASS     NUMBER OF SHARES
  -------------------                            -------------------        -----------------------     ----------------
Howard Miller Clock Co. TTEE                     Growth Stock Class X                27.18%                323,554.081
Howard Miller/Hekman Defined
Benefit Pension Plan
860 E Main Avenue
Zeeland, MI  49464-1300

Kenneth H. Huntoon                               Growth Stock Class X                 5.49%                 65,327.814
Deborah A. Schoultz
James M. Aiken TTEES
Fibre-Metal Products Co. PSP
P.O. Box 248
Concordville, PA  19221-0248

KCB Services & Company                           Growth Stock Class X                 5.96%                 70,967.038
Grand Haven Brass Foundry Division of
JSJ Corp. Bargaining Empl. Pension Pl.
C/O Quads Trust Company
P.O. Box 4310
Frederick, MD  21705-4310

Joseph L. Romain                                 Growth Stock Class X                 8.27%                 98,494.719
Nancy G. Atkinson TTEE
Romain Management Investment &
Insurance Inc. Target Ben Pen Plan
18141 West 13 Mile Road Ste. A-2
Southfield, MI 48076-1113

Bernhard Klingenberg                             Growth Stock Class X                 5.07%                 60,410.946
Ronald J. Steenken TTEEs
Willett Hoffmann & Associates
Pension Plan
809 East 2nd Street
Dixon, IL  61021-3275

KCB Services & Company                           Growth Stock Class X                 9.40%                111,858.974
FBO Elizabeth Carbide Die Co., Inc.
C/O Quads Trust Company
P.O. Box 4310
Frederick, MD  21705-4310

KCB Services & Company                           Growth Stock Class Y                37.28%                235,773.455
FOB St. Joseph Hospital
Employees Pension Plan
C/O Quads Trust Company
P.O. Box 4310
Frederick, MD  21705-4310

 NAME OF SHAREHOLDER                            PORTFOLIO AND CLASS        PERCENTAGE OF THE CLASS     NUMBER OF SHARES
 -------------------                            -------------------        -----------------------     ----------------

Ralph A. Toran or                               Growth Stock Class Y                  8.62%                 54,513.143
Bryan E. Carlson TTEE
Mount IDA College Retirement Plan
777 Dedham Street
Newton Centre, MA  02459-3323

N. Charles Tomas TTEE                           Growth Stock Class Y                 43.74%                276,650.675
Christian Methodist Episcopal
Church Ret Plan & Trust DTD 1/1/70
P.O. Box 74
Memphis, TN  38101-0074

Charles Quimby Eric K. Whinston TTES            Managed Bond Class X                  9.96%                335,192.824
Re-Solve Stie Tr Fund
C/O Mintz Levin Cohn Ferris Glovsky
& Popeo PC Attn: Michael P. Last
One Financial Center
Boston, MA  02111-2621

Sharon P. Saganey TTEE                          Managed Bond Class X                  6.76%                227,407.289
Painters & Allied Trades District
Counsel No. 35 Pension Fund
Defined Benefit Plan
25 Colgate Road, Ste. 204
Roslindale, MA  02131-1123

Fleet National Bank TTEE                        Managed Bond Class X                  5.14%                172,921.654
FBO Conn Children's Medical Center
Attn:  A/C 0006376910
P.O. Box 92800
Rochester, NY  14692-8900

Henry Katz Chairman                             Managed Bond Class X                  9.32%                313,644.474
Investment Committee
Children's Fund of Connecticut, Inc.
20 Meadow Crossing
Simsbury, CT  06070-1007

Sharon P. Saganey TTEE                          Managed Bond Class X                  9.06%                304,827.408
Painters & Allied Trades District
Counsel No. 35 Health Fund
Defined Benefit Plan
25 Colgate Road, Ste. 204
Roslindale, MA  02131-1123

Glenn D. Shaffer TTEE                           Managed Bond Class X                  5.20%               175,014.569
Plumbers & Pipefitters Local
Union No. 9 Pension Fund
I E Shaffer & Co
P.O. Box 1028, 830 Bear Tavern Road
West Trenton, NJ  08628-0230

Glenn D. Shaffer TTEE                           Managed Bond Class X                  8.78%                295,601.362
Plumbers & Pipefitters Local
Union No. 9 Pension Fund
I E Shaffer & Co
P.O. Box 1028, 830 Bear Tavern Road
West Trenton, NJ  08628-0230

 NAME OF SHAREHOLDER                            PORTFOLIO AND CLASS        PERCENTAGE OF THE CLASS     NUMBER OF SHARES
 -------------------                            -------------------        -----------------------     ----------------
Phoenix Charter Oak Trust Co.                   Managed Bond Class X                  7.16%                240,986.017
38 Prospect Street
Hartford, CT  06103-2814

John F. McLellan TTEE                           Managed Bond Class X                 10.46%                351,982.349
Plymouth County Contributory
Retirement System
11 South Russell Street
Plymouth, MA  02360-3909

First Union National Bank Invest                Managed Bond Class X                  5.39%                181,322.904
Counsel for Plumbers Local 690
CMG NC1151
1525 West WT Harris Blvd.
Charlotte, NC  28262-8522

KCB Services & Company                          Managed Bond Class Y                 37.22%                 76,783.968
FBO St. Joseph Hospital
Employees Pension Plan
C/O Quads Trust Company
P.O. Box 4310
Frederick, MD  21705-4310

N. Charles Thomas TTEE                          Managed Bond Class Y                 56.92%                117,406.090
Christian Methodist Episcopal
Church Ret. Plan & Trust
P.O. Box 74
Memphis, TN  38101-0074

  On July 25, 2000, the Trustees and officers as a group owned beneficially less than one percent of the Fund's outstanding shares.

  A COPY OF THE FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CONNECTICUT 06083-2200. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 814-1897.


                                   PROPOSAL 1

               TO REORGANIZE THE FUND AS A DELAWARE BUSINESS TRUST

  The Board of Trustees has proposed that the shareholders of the Fund approve the reorganization of the Fund in accordance with the form of the Agreement and Plan of Reorganization attached to this proxy statement as Appendix A and as described in detail in this proxy statement.

REASONS FOR THE PROPOSED REORGANIZATION
  The reorganization is one of a series of proposed transactions in which mutual funds managed by Phoenix Investment Counsel, Inc. ("Phoenix") and its affiliates (the "Phoenix Funds") would be reorganized as series of newly created Delaware business trusts. Each such trust would have a substantially similar trust instrument and common fundamental investment restrictions. Because many of these funds began operations outside of the Phoenix organization, they have a variety of different domiciles, business forms, charter provisions and fundamental investment restrictions. Management believes that further integrating all of the Phoenix Funds by adopting a single business form, domicile, form of trust instrument and fundamental investment restrictions offers the opportunity for operational efficiencies that will benefit all shareholders.

  In recent years, many mutual funds have reorganized as Delaware business trusts. The Trustees believe that the proposed Delaware business trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders. Phoenix believes that the use of a common form of organization will help in the administration of the Portfolios. Delaware law offers a mutual fund certain advantages compared with Massachusetts law. Delaware law provides that the shareholders and trustees of a Delaware business trust are not liable for obligations of the trust. Under Massachusetts law, shareholders and trustees are potentially liable for trust obligations. Although the risk of this liability is remote, the Trustees have determined that Delaware law should afford greater protection against potential shareholder and trustee liability. Similarly, Delaware law provides that no series of a Delaware business trust is liable for the debts of another series. This is another potential, although remote, risk in the case of a Massachusetts business trust.

  It is anticipated that under the Delaware trust instrument, the Delaware
Trust will be required to have fewer shareholder meetings, potentially further reducing costs. Delaware law affords to the Trustees the ability to adapt the Delaware Trust to future contingencies; for example, the Trustees have the power to amend the Delaware trust instrument, merge or consolidate the New Portfolios with another entity and to change the Delaware Trust's domicile, in each case without a shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. Although the Trustees will have the authority to take these actions in the future without a shareholder vote, they are not required to do so, and may determine that it is appropriate to submit one or more of these actions to the shareholders for approval. This flexibility should help to assure that the Delaware Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues. For a more detailed comparison of the Fund's current Massachusetts trust instrument and the proposed Delaware trust instrument, see "Certain Comparative Information about the Fund and the Delaware Trust" on page 9.

THE AGREEMENT AND PLAN OF REORGANIZATION
  The reorganization consists of several steps that will occur on the closing date following shareholder approval. First, each of the Portfolios will transfer all of its assets to a corresponding New Portfolio in exchange solely for all of the shares of such New Portfolio. Each New Portfolio will also assume all of the liabilities of its predecessor Portfolio. Immediately thereafter, each Portfolio will liquidate and distribute shares of the corresponding New Portfolio to its shareholders in exchange for their shares of that Portfolio. This will be accomplished by opening an account on the books of the corresponding New Portfolio in the name of each shareholder of record of the Portfolio and by crediting to each account the shares due in the reorganization. Every shareholder will own the same number of shares of the corresponding class of the New Portfolio as the number of Portfolio shares held by the shareholder in each class of the Portfolio immediately before the reorganization.

  The reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees. The significant conditions which may not be waived include: (a) the receipt by the Fund and the Delaware Trust of opinions of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of all of the Portfolios of the Fund. The reorganization agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Portfolios prior to the closing date, by the Board of Trustees. In addition, the reorganization agreement may be amended by the Board of Trustees. However, the reorganization agreement may not be amended subsequent to the shareholder's meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Portfolios without shareholder approval.

  The closing of the reorganization is scheduled to occur on the second Friday after the conditions to closing set forth in the reorganization agreement are satisfied or waived. Phoenix currently anticipates that the closing will occur on or about October 27, 2000.

  The reorganization agreement authorizes each Portfolio, as the sole shareholder of the corresponding New Portfolio prior to the distribution of shares of the New Portfolio to Portfolio shareholders, to:

  o  elect trustees of the Delaware Trust;

  o  approve an investment management agreement with Phoenix;

  o with respect to the Phoenix Duff & Phelps Institutional Growth Stock Portfolio, approve an investment subadvisory agreement with Seneca Capital Management LLC; and

  o ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the New Portfolios.

  As soon as practicable after the closing of the reorganization, the Trustees intend to take all appropriate and necessary action to liquidate and dissolve the Fund under the laws of the Commonwealth of Massachusetts.

MANAGEMENT AND OTHER SERVICE PROVIDERS
  Phoenix, the current adviser of the Portfolios, will continue to serve as investment adviser to the New Portfolios following the reorganization. Seneca Capital Management LLC ("Seneca"), the current subadviser to the Phoenix Duff & Phelps Institutional Growth Stock Portfolio, will continue to serve as subadviser to the Phoenix Duff & Phelps Institutional Growth Stock Portfolio following the reorganization.

  The reorganization agreement authorizes each Portfolio, while it is the sole shareholder of the corresponding New Portfolio, to approve a new advisory agreement with Phoenix, and, with respect to Phoenix Duff & Phelps Institutional Growth Stock Portfolio, a new investment subadvisory agreement with Seneca, that are substantially identical to the current agreements. The rate of advisory fees payable to the adviser and subadviser under the new advisory and investment subadvisory agreements with respect to each New Portfolio will be the same as under the current agreements.

  Phoenix acts as the investment adviser for 14 fund companies totaling 37 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. Phoenix has acted as an investment adviser for over sixty years. As of December 31, 1999, Phoenix had approximately $25.7 billion in assets under management.

  All of the outstanding stock of Phoenix is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Phoenix Home Life Mutual Insurance Company of Hartford, Connecticut is a majority shareholder of PXP.

  As compensation for its services to the Phoenix Duff & Phelps Institutional Growth Stock Portfolio, Phoenix receives a fee from the Portfolio, which is accrued daily against the value of the Portfolio's net assets, equal to 0.60% of the Portfolio's average daily net assets up to $1 billion and 0.55% of the Portfolio's average daily net assets in excess of $1 billion. As compensation for its services to the Phoenix Duff & Phelps Institutional Managed Bond Portfolio, Phoenix receives a fee from the Portfolio, which is accrued daily against the value of the Portfolio's net assets, equal to 0.45% of the Portfolio's average daily net assets up to $1 billion and 0.40% of the Portfolio's average daily net assets in excess of $1 billion.

  The current advisory agreement with Phoenix was last approved by the Board of Trustees on November 19, 1999. The advisory agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

  Seneca acts as the subadviser to nine mutual funds and as adviser to institutional clients. Seneca has acted as an investment adviser for over ten years. As of December 31, 1999, Seneca had approximately $9.2 billion in assets under management.

  As compensation for its services to the Phoenix Duff & Phelps Institutional Growth Stock Portfolio, Seneca receives a fee from Phoenix, which is accrued daily against the value of the Portfolio's net assets equal to 0.10% of the Portfolio's average daily net assets up to $67.8 million, 0.30% of the Portfolio's average daily net assets from $67.8 million to $1 billion, and 0.275% of the Portfolio's average daily net assets in excess of $1 billion. Seneca does not receive any fee from the Portfolio.

  The current investment subadvisory agreement with Seneca with respect to the Phoenix Duff & Phelps Institutional Growth Stock Portfolio was last approved by the Board of Trustees on November 19, 1999. The investment subadvisory agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the subadviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

  PricewaterhouseCoopers LLP currently serves as each Portfolio's independent accountants and will also serve as independent accountants for the New Portfolios. The reorganization agreement authorizes each Portfolio, while it is the sole shareholder of the corresponding New Portfolio, to ratify the selection of PricewaterhouseCoopers LLP as the New

Portfolio's independent accountants. Chase Manhattan will continue to serve as custodian of the New Portfolio's assets following the reorganization. Equity Planning will continue to serve as transfer agent following the reorganization.

FISCAL YEAR
  Each of the Portfolios currently operates on a fiscal year ending December 31. Following the reorganization, the New Portfolios will also operate on a fiscal year ending December 31.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGY AND FUNDAMENTAL INVESTMENT RESTRICTIONS
  The investment objective and principal investment strategy of each New Portfolio will be identical to the investment objective and principal investment strategy of the corresponding Portfolio. The fundamental investment restrictions of each New Portfolio will be identical to the fundamental investment restrictions of the corresponding Portfolio immediately prior to the reorganization. The fundamental investment restrictions will reflect any changes that are approved by shareholders pursuant to proposals 2-20.

FEDERAL INCOME TAX CONSEQUENCES
  As a condition to the reorganization, the Fund will receive tax opinions from its special counsel, Goodwin, Procter & Hoar LLP. The tax opinions will provide that, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

  o the transfer of all of the assets of each Portfolio solely in exchange for shares of the corresponding New Portfolio and the assumption by the New Portfolio of all known liabilities of the Portfolio, and the distribution of such shares to the shareholders of the Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; the New Portfolio and the Portfolio will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

  o no gain or loss will be recognized by any Portfolio on the transfer of the assets of the Portfolio to the corresponding New Portfolio in exchange for New Portfolio shares and the assumption by the corresponding New Portfolio of all known liabilities of the Portfolio or upon the distribution of New Portfolio shares to the Portfolio shareholders in exchange for their shares of the Portfolio;

  o the tax basis of each Portfolio's assets acquired by the corresponding New Portfolio will be the same to the New Portfolio as the tax basis of such assets to the Portfolio immediately prior to the reorganization, and the holding period of the assets of each Portfolio in the hands of the corresponding New Portfolio will include the period during which those assets were held by the Portfolio;

  o no gain or loss will be recognized by the corresponding New Portfolio upon the receipt of the assets of each Portfolio solely in exchange for the New Portfolio shares and the assumption by the New Portfolio of all known liabilities of the Portfolio;

  o no gain or loss will be recognized by shareholders of each Portfolio upon the receipt of shares of the corresponding New Portfolio by such shareholders, provided such shareholders receive solely New Portfolio shares (including fractional shares) in exchange for their Portfolio shares; and

  o the aggregate tax basis of the corresponding New Portfolio shares, including any fractional shares, received by each shareholder of each Portfolio pursuant to the reorganization will be the same as the aggregate tax basis of the Portfolio shares held by such shareholder immediately prior to the reorganization, and the holding period of the New Portfolio shares, including fractional shares, to be received by each shareholder of a Portfolio will include the period during which the Portfolio shares exchanged therefore were held by such shareholder (provided that the Portfolio shares were held as a capital asset on the date of the reorganization).

  The Fund has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of a Portfolio in exchange for corresponding New Portfolio shares, the assumption by the New Portfolio of all known liabilities of such Portfolio, and the distribution of such shares to the Portfolio, do not constitute a "reorganization" within the meaning of Section 368(a) of the Code, each Portfolio shareholder generally will recognize gain or loss equal to the difference between the value of the corresponding New Portfolio shares such shareholder acquires and the tax basis of such shareholder's Portfolio shares.

  Shareholders of the Portfolios should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the Portfolios should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS
  The distribution arrangements of each New Portfolio will be the same as those of the corresponding Portfolio. Phoenix Duff & Phelps Institutional Growth Stock Portfolio currently offers Class X and Class Y Shares. Phoenix Duff & Phelps Institutional Managed Bond Portfolio currently offers Class X and Class Y Shares. In the proposed reorganization, shareholders will receive the corresponding class of shares of the corresponding New Portfolio in exchange for their shares in each Portfolio. The reorganization will be effected at net asset value.

  Equity Planning serves as the distributor of shares for the Portfolios and will also be the distributor of the New Portfolios. The Delaware Trust will adopt a distribution plan under Rule 12b-1 of the 1940 Act for Class Y Shares relating to the sale and promotion of shares of the New Portfolios and the furnishing of shareholder services that is substantially identical to the existing distribution plan for the Fund.

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES
  Each New Portfolio will offer the same shareholder services as its corresponding Portfolio, including a Systematic Withdrawal Program, telephone exchanges and telephone redemptions.

  Shareholders may exchange shares for another Phoenix Fund in the same class of shares; e.g., Class X for Class X. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

  Shares of the New Portfolios may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. Payment of redemption proceeds for redeemed New Portfolio shares will be made within seven days after receipt of a redemption request in proper form and documentation.

DIVIDENDS AND DISTRIBUTIONS
     Each New Portfolio will have the same dividend and distribution policy as the corresponding Portfolio. After the closing of the reorganization, Portfolio shareholders who currently have dividends reinvested will continue to have dividends reinvested in the respective New Portfolio. Shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the respective New Portfolio.

CERTAIN COMPARATIVE INFORMATION ABOUT THE FUND AND THE DELAWARE TRUST
  The following is a summary of certain differences between and among the trust instrument of the Fund and the trust instrument and by-laws of the Delaware Trust. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the trust instrument and by-laws of the Fund and of the trust instrument and by-laws of the Delaware Trust are available to shareholders without charge upon written request.

  General. The Fund was organized as a Massachusetts business trust in December 1995. The Fund is currently governed by an Agreement and Declaration of Trust Agreement dated December 4, 1995, as amended (the "Massachusetts Trust Instrument"). As a Massachusetts business trust, the Fund's operations are currently governed by the Massachusetts Trust Instrument and applicable Federal and Massachusetts law. The Delaware Trust was organized as a Delaware business trust in August 2000. As a Delaware business trust, the Delaware Trust's operations will be governed by an Agreement and Declaration of Trust (the "Delaware Trust Instrument") and applicable Federal and Delaware law.

  Under the Delaware Trust Instrument, the Trustees of the Delaware Trust will have more flexibility than they currently have as Trustees of the Fund and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Fund to operate in a more efficient and economical manner. The Trustees' existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the reorganization.

  Term of Trustees. The term of office of a Trustee of both the Fund and the Delaware Trust is unlimited in duration unless the Trustees themselves adopt a limited term. A person serving as Trustee will continue as Trustee until the person resigns, dies or is removed from office. Under the Delaware Trust Instrument, a Trustee may be removed with or without cause at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the Fund or by a vote of two-thirds of the number of Trustees prior to such removal. The Massachusetts Trust Instrument provides that any Trustee may be removed by the shareholders at any meeting called for that purpose. In addition, the Massachusetts Trust Instrument provides that a Trustee may be removed by two-thirds of the remaining Trustees with or without cause or by the shareholders at any meeting called for the purpose.

  Liability of Trustees and Officers. A Trustee of both the Fund and the Delaware Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Under the Massachusetts Trust Instrument and the by-laws of the Delaware Trust, Trustees, officers and employees will be indemnified by the respective trust for the expenses of litigation against them unless it is determined that his or her conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

  Shareholder Liability. Delaware law provides that shareholders are not liable for the obligations of a Delaware business trust. Under Massachusetts law, there is no equivalent statutory limitation of shareholder liability. However, the Delaware Trust Instrument and the Massachusetts Trust Instrument contain disclaimers of shareholder liability for acts or obligations of the respective trust, and provide for indemnification for any shareholder and any former shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder.

  Shareholder Voting. The voting rights of shareholders of the Fund are based on the number of shares the shareholder owns. Each holder of a share of a Portfolio is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share. When a registered investment company has multiple series, as does the Fund, the share price of each series will likely differ. As a result, holders of lower-priced shares of a series of the Fund have a greater amount of influence on matters submitted to a shareholder vote than shareholders holding an equivalent dollar amount of higher priced shares of the Fund. As a shareholder of the Delaware Trust, voting rights will be dollar-based. Each shareholder will have one vote for each dollar of net asset value held by the shareholder regardless of the number of shares held. Under dollar-based voting rights, a shareholder's voting power will be in direct proportion to the shareholder's investment in the Delaware Trust. Therefore, on matters affecting a New Portfolio as a whole, where each class of the New Portfolio is required to vote together on an issue, shareholders who own shares of a class with a higher net asset value per share would have more voting power than they currently have relative to shareholders who own shares of a class with a lower net asset value per share. On matters where only shareholders of a single class of a Portfolio vote on an issue, all shareholders of the class would have the same voting rights since the net asset value per share is the same for all shares in a single class of a Portfolio. On matters requiring trust-wide votes where all Portfolios in a trust are required to vote, dollar-based voting provides shareholders who own shares with a higher net asset value than other Portfolios with more voting power relative to shareholders of other Portfolios in the Fund.

  Shareholder Meetings. The Delaware Trust and the Fund are not required to hold annual shareholder meetings. Under the Massachusetts Trust Instrument, shareholders owning at least 10% of the outstanding shares of a Portfolio may call a special meeting for any purpose. The Delaware Trust Instrument does not specifically authorize shareholders to call a special meeting. However, under the 1940 Act, shareholders owning at least 10% of the outstanding shares of the Delaware Trust may by written request call a special meeting of shareholders of the Delaware Trust for the purpose of removing a Trustee.

  Reorganization/Combination Transactions. Under the Delaware Trust Instrument, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a New Portfolio or the Delaware Trust with another trust, series or other business organization without shareholder approval. Under the Massachusetts Trust Instrument, a majority of the outstanding shares of a Portfolio must approve a merger of the Portfolio with another business organization, or the sale or transfer of the assets of a Portfolio.

  Termination of the Fund or a Portfolio. Under the Delaware Trust
Instrument, the Delaware Trust may be terminated at any time by the Trustees alone, upon written notice to the shareholders, or by vote of a majority of the shares of the Delaware Trust. A New Portfolio, or a class thereof, may be terminated at any time by a vote of a majority of the shares of the New Portfolio or class or by the Trustees by written notice to the shareholders of the New Portfolio or class. Under the Massachusetts Trust Instrument, the vote of a majority of the shares of each Portfolio must approve the termination of the Fund.

  Amendment of Charter Document. Under the Delaware Trust Instrument, the Trustees may generally restate, amend or otherwise supplement the Delaware Trust Instrument without the approval of shareholders, subject to limited exceptions

(such as amendments affecting shareholders' liability or indemnity rights). The Massachusetts Trust Instrument may generally only be amended by the affirmative vote of the majority of shareholders. The Trustees may amend the Massachusetts Trust Instrument without shareholder approval to establish additional series of shares, to change investment restrictions which are not fundamental investment restrictions, to change the name of the Fund or any Portfolio, and to conform the Massachusetts Trust Instrument to the requirements of applicable federal laws or regulations, or the requirements of the regulated investment company provisions of the Internal Revenue Code.

  Derivative and Class Actions. Under the Massachusetts Trust Instrument, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Fund or its shareholders. The Delaware Trust Instrument does not provide shareholders a similar right.

CERTAIN INFORMATION REGARDING THE TRUSTEES
  The 1940 Act requires that at least one-half of the Trustees of the Fund and, following the reorganization, the Delaware Trust, be elected by shareholders. The Fund currently meets this standard. Rather than call another shareholder meeting to vote on Trustees after the reorganization, the reorganization agreement authorizes each Portfolio, while it is the sole shareholder of the corresponding New Portfolio, to elect the then current Trustees of the Fund, except for Calvin J. Pedersen, as the Trustees of the Delaware Trust.

  Information on the individuals that will serve as the Trustees and officers of the Delaware Trust and their business affiliations for the past five years is set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480. Trustees whose names are preceded by an asterisk will be "interested persons" of the Delaware Trust (as defined in the 1940 Act).


-------------------------------------------------------------------------------------------------------------------------
                                      POSITIONS HELD     PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE FUND      DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------
Robert Chesek (66)                    Trustee            Trustee/Director (1981-present) and Chairman (1989-1994),
49 Old Post Road                                         Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund, Phoenix
Wethersfield, CT 06109                                   Duff & Phelps Institutional Mutual Funds (1996-present) and
                                                         Phoenix-Seneca Funds (2000-present).
-------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway (71)                 Trustee            Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                       Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                     (1970-present), Pace University (1978-present), Atlantic Mutual
                                                         Insurance Company (1974-present), HRE Properties
                                                         (1989-present), Greater New York Councils, Boy Scouts of
                                                         America (1985-present), Union Pacific Corp. (1978-present),
                                                         Blackrock Freddie Mac Mortgage Securities Fund (Advisory
                                                         Director) (1990-present), Centennial Insurance Company
                                                         (1974-present), Josiah Macy, Jr., Foundation (1975-present),
                                                         The Harlem Youth Development Foundation (1987-present).
                                                         Chairman, Accuhealth (1994-present), Trism, Inc.
                                                         (1994-present), Realty Foundation of New York (1972-present), and New York Housing Partnership Development Corp.
                                                         (1985-present). Vice Chairman, Academy of Political Science
                                                         (1985-present). Director/Trustee, Phoenix Funds (1993-present).
                                                         Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present). Director, Duff & Phelps Utilities
                                                         Tax-Free Income Inc. and Duff & Phelps Utility and Corporate
                                                         Bond Trust Inc. (1995-present). Chairman/Member, Audit
                                                         Committee of the City of New York (1981-1996). Advisory
                                                         Director, Blackrock Fannie Mae Mortgage Securities Fund
                                                         (1989-1996) and Fund Directions (1993-1998). Chairman,
                                                         Financial Accounting Standards Advisory Council (1992-1995).
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                     POSITIONS HELD      PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE FUND      DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------
William W. Crawford (71)              Trustee            Representative (1994-1995), Senior Executive (1994-1995),
3029 Wynfield Mews Lane                                  President and Chief Operating Officer (1988-1993), Hilliard,
Louisville, KY 40206                                     Lyons, Inc. (broker/dealer). Trustee, Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present). Director, Duff & Phelps Utilities
                                                         Tax-Free Income, Inc. and Duff & Phelps Utility and Corporate
                                                         Bond Trust Inc. (1995-present).
-------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne (71)              Trustee            Director/Trustee, Phoenix Funds (1993-present). Trustee,
The Flat                                                 Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Elmore Court                                             Institutional Mutual Funds (1996-present) and Phoenix-Seneca
Elmore, GLOS GL2 6NT, UK                                 Funds (1999-present). Director, Duff & Phelps Utilities
                                                         Tax-Free Income Inc. and Duff & Phelps Utility and Corporate
                                                         Bond Trust Inc. (1995-present). Formerly a Major General of the
                                                         British Army.
-------------------------------------------------------------------------------------------------------------------------
William N. Georgeson (72)             Trustee            Trustee, Phoenix Duff & Phelps Institutional Mutual Funds
575 Glenwood Road                                        (1996-present) and Phoenix-Seneca Funds (2000-present).
Lake Forest, IL  60045                                   Director, Duff & Phelps Utilities Tax-Free Income Inc.
                                                         (1993-present) and Duff & Phelps Utility and Corporate Bond
                                                         Trust Inc. (1994-present).
-------------------------------------------------------------------------------------------------------------------------
*Francis E. Jeffries (69)             Trustee            Director/Trustee, Phoenix Funds (1995-present). Trustee,
  8477 Bay Colony Dr.                                    Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
  Apt. 902                                               Institutional Mutual Funds (1996-present) and Phoenix-Seneca
  Naples, FL 34108                                       Funds (2000-present). Director, Duff & Phelps Utilities Income
                                                         Inc. (1987-present), Duff & Phelps Utilities Tax-Free Income
                                                         Inc. (1991-present) and Duff & Phelps Utility and Corporate
                                                         Bond Trust Inc. (1993-present). Director, The Empire District
                                                         Electric Company (1984-present). Director (1989-1997), Chairman of the Board (1993-1997), President (1989-1993), and Chief
                                                         Executive Officer (1989-1995), Phoenix Investment Partners, Ltd.
-------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr. (61)                 Trustee            Chairman (1995-present) and Chief Executive Officer
Chairman                                                 (1995-1999), Carson Products Company. (1995-present).
Carson Products Company                                  Director/Trustee, Phoenix Funds (1980-present). Trustee,
64 Ross Road                                             Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Savannah, GA 30750                                       Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present). Director, Equifax Corp. (1991-present)
                                                         and Evergreen International Fund, Inc. (1989-present). Trustee,
                                                         Evergreen Liquid Trust, Evergreen Tax Exempt Trust, Evergreen
                                                         Tax Free Fund, Master Reserves Tax Free Trust, and Master
                                                         Reserves Trust.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                     POSITIONS HELD      PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE FUND      DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------
*Philip R. McLoughlin (53)            Trustee and        Chairman (1997-present), Director (1995-present), Vice Chairman
                                      President          (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                         Investment Partners, Ltd. Director (1994-present) and Executive
                                                         Vice President, Investments (1988-present), Phoenix Home Life
                                                         Mutual Insurance Company. Director/Trustee and President,
                                                         Phoenix Funds (1989-present). Trustee and President,
                                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1996-present). Director, Duff &
                                                         Phelps Utilities Tax-Free Income Inc. (1995-present) and Duff &
                                                         Phelps Utility and Corporate Bond Trust Inc. (1995-present).
                                                         Trustee, Phoenix-Seneca Funds (1999-present). Director
                                                         (1983-present) and Chairman (1995-present), Phoenix Investment
                                                         Counsel, Inc. Director (1984-present) and President
                                                         (1990-1999), Phoenix Equity Planning Corporation. Chairman and
                                                         Chief Executive Officer, Phoenix/Zweig Advisers LLC
                                                         (1999-present). Director, PXRE Corporation (Delaware)
                                                         (1985-present) and World Trust Fund (1991-present). Director and Executive Vice President, Phoenix Life and Annuity Company
                                                         (1996-present). Director and Executive Vice President, PHL
                                                         Variable Insurance Company (1995-present). Director, Phoenix
                                                         Charter Oak Trust Company (1996-present). Director and Vice
                                                         President, PM Holdings, Inc. (1985-present). Director
                                                         (1992-present) and President (1992-1994), W.S. Griffith & Co.,
                                                         Inc. Director, PHL Associates, Inc. (1995-present).
-------------------------------------------------------------------------------------------------------------------------
Eileen A. Moran (45)                  Trustee            President and Chief Executive Officer, PSEG Resources Inc.
23 Woodland Drive                                        (1990-present).  Trustee, Phoenix Duff & Phelps Institutional
East Windsor, NJ  08520                                  Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                         (2000-present).
-------------------------------------------------------------------------------------------------------------------------
Everett L. Morris (72)                Trustee            Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                           Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                                     Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present). Director, Duff & Phelps Utilities
                                                         Tax-Free Income Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond Trust Inc. (1993-present).
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                     POSITIONS HELD      PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE FUND      DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------
*James M. Oates (54)                  Trustee            Chairman, IBEX Capital Markets, Inc. (formerly, IBEX Capital
  Managing Director                                      Markets LLC) (1997-present). Managing Director, Wydown Group
  The Wydown Group                                       (1994-present). Director, Phoenix Investment Partners, Ltd.
  IBEX Capital Markets, Inc.                             (1995-present). Director/Trustee, Phoenix Funds (1987-present).
  60 State Street                                        Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
  Suite 950                                              Institutional Mutual Funds (1996-present) and Phoenix-Seneca
  Boston, MA 02109                                       Funds (2000-present). Director, AIB Govett Funds
                                                         (1991-present), Investors Financial Service Corporation
                                                         (1995-present), Investors Bank & Trust Corporation
                                                         (1995-present), Plymouth Rubber Co. (1995-present), Stifel
                                                         Financial (1996-present), Command Systems, Inc. (1998-present),
                                                         Connecticut River Bancorp (1998-present) and Endowment for
                                                         Health (1999-present). Vice Chairman, Massachusetts
                                                         Housing-Partnership (1998-2000). Director, Blue Cross and Blue
                                                         Shield of New Hampshire (1994-1999).
-------------------------------------------------------------------------------------------------------------------------
Richard A. Pavia (69)                 Trustee            Vice Chairman, Forest Preserve District, Cook County President
7145 North Ionia                                         Advisory council (1997-present). Special Consultant, K&D
Chicago, IL  06046                                       facilities Resource Corp. (1995-present).  Trustee, Phoenix
                                                         Duff & Phelps Institutional Mutual Funds (1996-present) and
                                                         Phoenix-Seneca Funds (2000-present). Director, Duff & Phelps
                                                         Utilities Tax-Free Income Inc. (1991-present and Duff & Phelps
                                                         Utility and Corporate Bond Trust Inc. (1992-present). Director
                                                         (1981-1997), Chairman and Chief Executive Officer (1989-1994),
                                                         Speer Financial, Inc.
-------------------------------------------------------------------------------------------------------------------------
Herbert Roth, Jr. (71)                Trustee            Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                          Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
P.O. Box 909                                             Institutional Mutual Funds (1996-present) and Phoenix-Seneca
Sherborn, MA 01770                                       Funds (2000-present). Director, Boston Edison Company
                                                         (1978-present), Landauer, Inc. (medical services)
                                                         (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers)
                                                         (1987-present), and Mark IV Industries (diversified
                                                         manufacturer) (1985-present). Member, Directors Advisory
                                                         Council, Phoenix Home Life Mutual Insurance Company
                                                         (1998-present). Director, Phoenix Home Life Mutual Insurance
                                                         Company (1972-1998).
-------------------------------------------------------------------------------------------------------------------------
Richard E. Segerson (54)              Trustee            Managing Director, Northway Management Company (1998-present).
102 Valley Road                                          Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                                     Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present). Managing Director, Mullin Associates
                                                         (1993-1998).
-------------------------------------------------------------------------------------------------------------------------
Lowell P. Weicker, Jr. (69)           Trustee            Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                          Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
Greenwich, CT 06830                                      Institutional Mutual Funds (1996-present) and Phoenix-Seneca
                                                         Funds (2000-present). Director, UST Inc. (1995-present), HPSC
                                                         Inc. (1995-present), Burroughs Wellcome Fund (1996-present) and
                                                         Compuware (1996-present). Visiting Professor, University of
                                                         Virginia (1997-present). Director, Duty Free International,
                                                         Inc. (1997). Chairman, Dresing, Lierman, Weicker (1995-1996).
                                                         Governor of the State of Connecticut (1991-1995).
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                     POSITIONS HELD      PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE FUND      DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------

Michael E. Haylon (42)                Executive          Director and Executive Vice President, Investments, Phoenix
                                      Vice               Investment Partners, Ltd. (1995-present). Director
                                      President          (1994-present), President (1995-present), Executive Vice
                                                         President(1994-1995), Vice President (1991-1994), Phoenix
                                                         Investment Counsel, Inc. Director, Phoenix Equity Planning
                                                         Corporation (1995-present). Executive Vice President, Phoenix
                                                         Funds (1993-present),Phoenix-Aberdeen Series Fund (1996-present)
                                                         and Phoenix-Seneca Funds (2000-present). Executive Vice
                                                         President (1997-present), Vice President (1996-1997), Phoenix
                                                         Duff & Phelps Institutional Mutual Funds. Senior Vice President,
                                                         Securities Investments, Phoenix Home Life Mutual Insurance
                                                         Company (1993-1995).

-------------------------------------------------------------------------------------------------------------------------
Gail P. Seneca (47)                   Senior Vice        Managing Director, Equities, Phoenix Investment Counsel, Inc.
909 Montgomery St.                    President          (1998-present). President (1996-present) and Trustee
San Francisco, CA 94133                                  (1996-2000), Phoenix-Seneca Funds. President, Chief Executive
                                                         and Investment Officer, Seneca Capital Management LLC
                                                         (1996-present). Chief Investment Officer and managing general partner (1989-present), GMG/Seneca Capital Management, L.P.
                                                         Senior Vice President, The Phoenix Edge Series Fund
                                                         (1998-present), Phoenix Multi-Portfolio Fund (1998-present) and
                                                         Phoenix Duff & Phelps Institutional Mutual Funds (1999-present).
-------------------------------------------------------------------------------------------------------------------------
James D. Wehr (43)                    Senior Vice        Senior Vice President, (1998-present), managing Director, Fixed
                                      President          income, (1996-present), Vice President (1991-1996), Phoenix
                                                         Investment Counsel, Inc. Senior Vice President (1997-present),
                                                         Vice President (1988-1997), Phoenix Multi-Portfolio Fund;
                                                         Senior Vice President (1997-present), Vice President
                                                         (1990-1997), Phoenix Series Fund; Senior Vice President
                                                         (1997-present), Vice President (1991-1997), Phoenix Edge Series
                                                         Fund; Senior Vice President (1997-present), Vice President
                                                         (1993-1997), Phoenix-Goodwin California Tax-Exempt Bonds, Inc.;
                                                         Senior Vice President (1997-present), Vice President
                                                         (1996-1997), Phoenix Duff & Phelps Institutional Mutual Funds.
                                                         Senior Vice President, Phoenix-Goodwin Multi-Sector Fixed
                                                         Income Fund, Inc., Phoenix-Goodwin Multi-Sector Short Term Bond
                                                         Fund, Phoenix-Oakhurst Income and Growth Fund and
                                                         Phoenix-Oakhurst Strategic Allocation Fund, Inc.
                                                         (1997-present). Senior Vice President and Chief Investment
                                                         Officer, Duff & Phelps Utilities Tax-Free Income, Inc.
                                                         (1997-present). Managing Director, Public Fixed Income, Phoenix
                                                         Home Life Mutual Insurance Company (1991-1995).
-------------------------------------------------------------------------------------------------------------------------

                                                      15

-------------------------------------------------------------------------------------------------------------------------
                                     POSITIONS HELD      PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE FUND      DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------

Robert S. Dreissen (52)               Vice President     Vice President and Compliance Officer, Phoenix Investment
                                      and Assistant      Partners, Ltd. (1999-present) and Phoenix Investment Counsel,
                                      Secretary          Inc. (1999-present). Vice President, Phoenix Funds,
                                                         Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1999-present) and Phoenix-Seneca
                                                         Funds (2000-present). Compliance Officer (2000-present) and
                                                         Associate Compliance Officer (1999), PXP Securities
                                                         Corporation. Vice President, Risk Management Liaison, Bank of
                                                         America (1996-1999). Vice President, Securities Compliance, The
                                                         Prudential Insurance Company of America (1993-1996). Branch
                                                         Chief/Financial Analyst, Securities and Exchange Commission,
                                                         Division of Investment Management (1972-1993).

-------------------------------------------------------------------------------------------------------------------------
Ronald K. Jacks (35)                  Vice President     Managing Director, Equities, Phoenix Investment Counsel, Inc.
909 Montgomery St.                                       (1998-present). Secretary (1996-present) and Trustee
San Francisco, CA 94133                                  (1996-1997), Phoenix-Seneca Funds. Portfolio Manager, Seneca
                                                         Capital Management LLC (1996-present). Portfolio Manager,
                                                         GMG/Seneca Capital Management, L.P. (1990-present). Vice
                                                         President, The Phoenix Edge Series Fund (1998-present), Phoenix
                                                         Multi-Portfolio Fund (1998-present) and Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1999-present).
-------------------------------------------------------------------------------------------------------------------------
Richard D. Little (51)                Vice President     Managing Director, Equities, Phoenix Investment Counsel, Inc.
909 Montgomery St.                                       (1998-present). Vice President, Phoenix-Seneca Funds
San Francisco, CA 94133                                  (1996-present). General Partner and Director of Equities,
                                                         GMG/Seneca Capital Management, L.P. (1989-present). Director of
                                                         Equities, Seneca Capital Management LLC (1996-present). Vice
                                                         President, The Phoenix Edge Series Fund (1998-present), Phoenix
                                                         Multi-Portfolio Fund (1998-present) and Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1999-present).
-------------------------------------------------------------------------------------------------------------------------

William R. Moyer (55)                 Vice President     Executive Vice President and Chief Financial Officer
100 Bright Meadow Blvd.                                  (1999-present), Senior Vice President and Chief Financial
P.O. Box 2200                                            Officer (1995-1999), Phoenix Investment Partners, Ltd.
Enfield, CT 06083-2200                                   (1995-present). Senior Vice President (1990-present), Chief
                                                         Financial Officer (1996-present), Finance (until 1996), and
                                                         Treasurer (1998-present and 1994-1996), Phoenix Equity Planning
                                                         Corporation. Director (1998-present), Senior Vice President
                                                         (1990-present), Chief Financial Officer (1996-present) and
                                                         Treasurer (1994-present), Phoenix Investment Counsel, Inc.
                                                         Treasurer (1999-present), Vice President and Chief Financial
                                                         Officer, Duff & Phelps Investment Management Co. (1996-1999).
                                                         Vice President, Phoenix Funds (1990-present), Phoenix Duff &
                                                         Phelps Institutional Mutual Funds (1996-present) and Phoenix
                                                         Aberdeen Series Fund (1996-present). Executive Vice President
                                                         Phoenix-Seneca Funds (2000-present). Vice President, Investment
                                                         Products Finance, Phoenix Home Life Mutual Insurance Company
                                                         (1990-1995). Senior Vice President, Chief Financial Officer,
                                                         W.S. Griffith & Co., Inc. (1992-1995) and Townsend Financial
                                                         Advisers, Inc. (1993-1995).

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                     POSITIONS HELD      PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                 WITH THE FUND      DURING THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------
John S. Tilson (56)                   Vice President     Executive Vice President (1994-present), Senior Vice President
600 Rosemead Blvd.                                       (1983-1994), Roger Engemann & Associates, Inc. Director
Pasadena, CA 91107-2138                                  (1990-present), Executive Vice President (1994-present),
                                                         Senior Vice President (1990-1994), Pasadena Capital
                                                         Corporation. Chief Financial Officer and Secretary,
                                                         Phoenix-Engemann Funds (1988-present). Executive Vice
                                                         President (1994-present), Security Analyst (1983-1994), Roger
                                                         Engemann Management Co., Inc. Managing Director, Equities,
                                                         Phoenix Investment Counsel, Inc. (1998-present). Vice
                                                         President, The Phoenix Edge Series Fund and Phoenix Series
                                                         Fund (1998-present).
-------------------------------------------------------------------------------------------------------------------------

G. Jeffrey Bohne (52)                 Secretary          Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                                        Insurance Co. (1993-present). Vice President, Transfer Agent
Greenfield, MA 01301                                     Operations (1993-1996), Senior Vice President (1999-present),
                                                         Vice President (1996-1999), Mutual Fund Customer Service,
                                                         Phoenix Equity Planning Corporation. Secretary/Clerk, Phoenix
                                                         Funds (1993-present), Phoenix Duff & Phelps Institutional
                                                         Mutual Funds (1996-present), Phoenix-Aberdeen Series Fund
                                                         (1996-present) and Phoenix-Seneca Funds (2000-present). Vice
                                                         President, Home Life of New York Insurance Company (1984-1992).

-------------------------------------------------------------------------------------------------------------------------

Nancy G. Curtiss (47)                 Treasurer          Treasurer, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                         Institutional Mutual Funds (1996-present), Phoenix-Aberdeen
                                                         Series Fund (1996-present) and Phoenix-Seneca Funds
                                                         (2000-present). Vice President, Fund Accounting (1994-2000)
                                                         and Treasurer (1996-2000), Phoenix Equity Planning
                                                         Corporation. Second Vice President and Treasurer, Fund
                                                         Accounting, Phoenix Home Life Mutual Insurance Company
                                                         (1994-1995). Various positions with Phoenix Home Life
                                                         Insurance Company (1987-1994).

-------------------------------------------------------------------------------------------------------------------------

  For services rendered to the Fund for the fiscal year ended December 31, 1999, the Trustees received aggregate remuneration of $92,500 as Trustee fees. Each Trustee who is not a full-time employee of Phoenix or any of its affiliates currently receives a retainer at the annual rate of $3,000 and a fee of $500 per meeting. Each Trustee who serves on a committee receives a fee of $250 for each meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Officers and employees of Phoenix who are interested persons are compensated by Phoenix and receive no compensation from the Fund.

CURRENT BOARD COMMITTEES AND MEETINGS
  The Board of Trustees has an Audit Committee and a Nominating Committee.
The Audit Committee of the Fund consists of four of the Trustees who are not interested persons of the Fund (i.e., the "Independent Trustees"). The Audit Committee meets with the Fund's auditors to review the scope of the auditing procedures, the adequacy of internal controls, compliance by the Fund with the accounting, record keeping and financial reporting requirements of the 1940 Act, and the possible effect on Fund operations of any new or proposed tax or other regulations applicable to investment companies. The Audit Committee makes an annual recommendation concerning the appointment of auditors and reviews and recommends policies and practices relating to principles to be followed in the conduct of Fund operations. The Audit Committee reports the results of its inquiries to the Board of Trustees. The Audit Committee currently consists of E. Virgil Conway, Everett L. Morris, Richard A. Pavia and Richard E. Segerson. The Audit Committee held four meetings during the fiscal year ended December 31, 1999.

  The Nominating Committee consists of four Trustees who are not interested persons of the Fund. It recommends to the Board of Trustees persons to be elected as Trustees. During the fiscal year ended December 31, 1999, the Nominating Committee held brief meetings as needed in conjunction with regular quarterly executive sessions of the independent Trustees. The Nominating Committee currently consists of William W. Crawford, Harry Dalzell-Payne, William N. Georgeson, and Herbert Roth Jr. It will consider individuals proposed by a shareholder for election as a Trustee. Shareholders who wish to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Trustee of the Fund.

  The Delaware Trust has Audit and Nominating Committees, each composed entirely of the same independent Trustees.

  The Board of Trustees held five meetings during the fiscal year ended December 31, 1999. Each Trustee, except Herbert Roth, Jr., was present for at least 75% of the total number of meetings of the Board and of those committees of which the Trustee was a member which were held during his tenure.

  For the Fund's last fiscal year, the Trustees received the following compensation:

                                                        PENSION OR             ESTIMATED           TOTAL COMPENSATION
                                     AGGREGATE       RETIREMENT BENEFITS    ANNUAL BENEFITS        FROM FUND AND FUND
                                    COMPENSATION    ACCRUED AS PART OF           UPON               COMPLEX (37 FUNDS)
NAME                                 FROM FUND        FUND EXPENSES            RETIREMENT           PAID TO TRUSTEES
----                                 ---------        -------------            ----------           -----------------


                                                         None for any           None for any
                                 Trustee Trustee
Robert Chesek                         $ 6,000*                                                             $ 98,750
E. Virgil Conway(1)                   $ 8,250                                                              $118,250
William W. Crawford                   $ 6,000*                                                             $ 41,000
Harry Dalzell-Payne(1)                $ 7,250                                                              $ 95,000
William N. Georgeson                  $ 6,250                                                              $ 43,750
Francis E. Jeffries                   $ 6,000*                                                             $108,000
Leroy Keith, Jr.                      $ 6,000                                                              $ 63,750
Philip R. McLoughlin(1)               $     0                                                              $      0
Eileen A. Moran                       $ 6,250                                                              $ 41,250
Everett L. Morris(1)                  $ 7,750                                                              $100,250
James M. Oates(1)                     $ 7,250                                                              $ 72,250
Richard A. Pavia                      $ 7,000*                                                             $ 42,000
Herbert Roth, Jr.(1)                  $ 5,250                                                              $ 59,250
Richard E. Segerson                   $ 7,000                                                              $ 72,000
Lowell Weicker, Jr.                   $ 6,250                                                              $ 68,750
------------------

  *This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At June 30, 2000, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Crawford, Jeffries, Morris, Pavia, Roth and Segerson was $24,989.61, $472,348.25, $197,344.74, 24,854.92,
$177,329.63 and $115,043.51, respectively. At present, by agreement among the Fund, the Distributor and the electing Trustee, Trustee fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

 (1)Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS
            THAT THE SHAREHOLDERS APPROVE THE PLAN OF REORGANIZATION.


PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS (PROPOSALS 2-20)
  If all of the proposals are approved by each Portfolio, each Portfolio will have fundamental investment restrictions which are expected to become standard for all of the Phoenix Funds. These proposed restrictions differ in certain respects from the current fundamental investment restrictions. Phoenix believes that increased standardization of fundamental investment restrictions will help to promote operational efficiencies and facilitate monitoring of compliance with the restrictions. Although the Portfolios will have additional flexibility to engage in previously prohibited activities if the proposals are approved, Phoenix does not presently anticipate that the use of different investment restrictions will have any material impact on the investment techniques employed by each Portfolio. For a more detailed comparison of the current and proposed fundamental investment restrictions, see proposals 2-20 below.


                                   PROPOSAL 2

           TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                    THE PORTFOLIOS REGARDING DIVERSIFICATION

  The Board of Trustees has proposed that the shareholders of each Portfolio approve an amendment to the fundamental investment restriction regarding diversification. The current fundamental investment restriction regarding diversification applicable to each Portfolio, provides that each Portfolio may not:

         "Purchase for such Portfolio securities of any issuer, other than obligations issued or guaranteed as to principal and interest by the United States Government or its agencies or instrumentalities, if immediately thereafter (i) more than 5% of such Portfolio's total assets (taken at market value) would be invested in the securities of such issuer or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by such Portfolio or by all Portfolios of the Fund in the aggregate."

  If Proposal 2 is approved, this restriction will be replaced with the following fundamental investment restriction regarding diversification:

         "A Portfolio may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio."

  The percentage limitations in the current diversification restriction apply to all of each Portfolio's assets. The proposed percentage limitations will apply to only 75% of the assets of each Portfolio. Consequently, under the proposed restriction, 25% of each Portfolio's assets are in a basket that is excluded from the limitations. Furthermore, the current diversification restriction provides that the 10% limitation on ownership of the outstanding securities of any class of an issuer applies both to each Portfolio individually and to the Portfolios in the aggregate. The 10% limitation applicable to the Portfolios under the proposed restriction will apply to securities held by a single Portfolio. For these reasons, each Portfolio would be permitted to invest in a smaller number of issuers than such Portfolio is currently permitted to invest in. If a Portfolio were to invest in a smaller number of issuers, the performance of a single issuer could have a greater impact on such Portfolio's share price. Thus, the Portfolios could be exposed to increased volatility to the extent they invest in a smaller number of issuers. The restrictions are based upon the definition of a "diversified company" under the 1940 Act.


                                   PROPOSAL 3

           TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                 THE PORTFOLIOS REGARDING CONCENTRATION

  The Board of Trustees has proposed that the shareholders of each Portfolio approve an amendment to the fundamental investment restriction regarding industry concentration. The current fundamental investment restriction regarding industry concentration applicable to each Portfolio, provides that the Portfolio may not:

         "Concentrate the portfolio investments of any Portfolio in any one industry. To comply with this restriction, no security may be purchased for a Portfolio if such purchase would cause the value of the aggregate investment of such Portfolio in any one industry to exceed 25% of that Portfolio's total assets (taken at market value). However, the Managed Bond Portfolio may invest up to 80% of that Portfolio's total assets in corporate debt securities. Provided further, the foregoing restrictions shall be inapplicable to investments in tax-exempt securities issued by government or political subdivisions of governments."

  If Proposal 3 is approved, this restriction will be replaced with the following fundamental investment restriction regarding industry concentration for each Portfolio:

         "A Portfolio may not purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S.
         Government, its agencies or instrumentalities)."

  Each Portfolio has an investment restriction which prohibits the Portfolio from concentrating its investments in any one industry. Under the proposed restriction applicable to each Portfolio, the Portfolio may not purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities). Phoenix does not believe that the elimination of the reference to the ability of the Managed Bond Portfolio to invest up to 80% of its assets in corporate debt securities is material given that corporate debt securities do not represent an industry.


                                   PROPOSAL 4

           TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                       THE PORTFOLIOS REGARDING BORROWING

  The Board of Trustees has proposed that the shareholders of each Portfolio approve a new fundamental investment restriction regarding borrowing. The current fundamental investment restriction regarding borrowing states that the Portfolio may not:

         "Borrow money, except that the Fund may (i) borrow money for any Portfolio for temporary administrative purposes provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of such Portfolio and (ii) borrow money for any Portfolio for investment purposes, provided that any such borrowing for investment purposes with respect to any such Portfolio is (a) authorized by the Trustees prior to any public distribution of the shares of such Portfolio or is authorized by the shareholders of such Portfolio thereafter, (b) is limited to 33-1/3% of the value of the total assets (taken at market value) of such Portfolio, and (c) is subject to an agreement by the lender that any recourse is limited to the assets of that Portfolio with respect to which the borrowing has been made."

  If Proposal 4 is approved, this restriction will be replaced with the following fundamental investment restriction regarding borrowing:

         "A Portfolio may not borrow money, except (i) in amounts not to exceed one-third of the value of the Portfolio's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing."

  The Portfolios may not borrow money for investment purposes unless such borrowing is authorized by the Trustees prior to any public distribution of the shares of such Portfolio or is authorized by the shareholders of such Portfolio thereafter. The proposed restriction gives each Portfolio greater flexibility to borrow money in that the Portfolios are not required to obtain authorization from the Trustees or shareholders in order to borrow money. Under the proposed restriction, each Portfolio may borrow up to one third of its total assets from banks for any purposes and an additional 5% of its total assets for temporary purposes. Under the current restriction, the use of proceeds of borrowings is more restrictive; each Portfolio may borrow up to 10% of total assets for temporary administrative purpose and up to one third of total assets for investment purposes. Any borrowing would exaggerate the effect on a Portfolio's net asset value resulting from any increase or decrease in the market price of securities in such Portfolio's portfolio and, therefore, may increase the volatility of the Portfolios under the proposed restriction.
Money borrowed will be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds. The proposed borrowing restrictions are based upon the limitations currently imposed on mutual funds by the 1940 Act.


                                   PROPOSAL 5

           TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE PORTFOLIOS REGARDING THE ISSUANCE OF SENIOR SECURITIES

  The Board of Trustees has proposed that the shareholders of each Portfolio approve an amendment to the fundamental investment restriction regarding the issuance of senior securities. The current fundamental investment restriction regarding senior securities provides that each Portfolio may not:

         "Issue senior securities except to the extent that it is permitted to
         (a) borrow money from banks pursuant to the Fund's investment restrictions regarding the borrowing of money, and (b) enter into transactions involving forward foreign currency contracts, foreign currency futures contracts and options thereon as described in the Statement of Additional Information."

  If Proposal 5 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Portfolio may not issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction."

  Mutual funds are generally prohibited from issuing "senior securities." The SEC staff has previously permitted mutual funds to engage in certain trading activities, subject to certain limitations, that could otherwise be viewed as senior securities. The proposed restriction clarifies that the Portfolios are allowed to engage in these activities to the extent permitted by the SEC or the SEC staff. Since the Portfolios will have greater flexibility to issue senior securities, the Portfolios may be subject to additional costs and risks. For example, the costs of engaging in trading activities which could be viewed as senior securities can reduce a fund's total return. In addition, upon engaging in activities which could be viewed as senior securities, a Portfolio could experience increased risks due to the effects of leveraging.

                                   PROPOSAL 6

         TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE
                        PORTFOLIOS REGARDING UNDERWRITING

   The Board of Trustees has proposed that the shareholders of each Portfolio approve an amendment to the fundamental investment restriction regarding underwriting. The current fundamental investment restriction regarding underwriting states that each Portfolio may not:

         "Act as securities underwriter, except as it technically may be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security."

  If Proposal 6 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Portfolio may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under applicable law."

  Phoenix believes the proposed restriction applicable to underwriting is substantially similar to the current restriction.

                                   PROPOSAL 7

           TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                THE PORTFOLIOS REGARDING INVESTING IN REAL ESTATE

  The Board of Trustees has proposed that the shareholders of each Portfolio approve an amendment to the fundamental investment restriction regarding investing in real estate. The current fundamental investment restriction regarding investing in real estate states that each Portfolio may not:

         "Make investments in real estate or real estate limited partnerships, although the Portfolios may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate, specifically, securities issued by real estate investment trusts."

  If Proposal 7 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not purchase or sell real estate, except that the Fund may
         (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein,
         (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities."

  Under the current restriction, the Portfolios may not make investments in real estate or real estate limited partnerships, except for the purchase of securities of issuers that deal in real estate or the purchase of securities which are secured by interests in real estate, specifically, securities issued by real estate investment trusts. The proposed restriction does not limit investments in real estate limited partnerships. The proposed restriction would also permit the Portfolios to acquire or lease office space for their own use, although it is not anticipated that the Portfolios will do so. The proposed restriction would also permit the Portfolios to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that had gone into bankruptcy). While Phoenix believes this possibility is remote, this change would provide useful flexibility should such an event occur.


                                   PROPOSAL 8

          TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                      THE PORTFOLIOS REGARDING INVESTING IN COMMODITIES

  The Board of Trustees has proposed that the shareholders of each Portfolio approve an amendment to the fundamental investment restriction regarding commodities. The current fundamental investment restriction regarding commodities provides that each Portfolio may not:

         "Make investments in commodities or commodity contracts, although the Portfolios may purchase securities of issuers which deal in commodities and any Portfolio may engage in transactions in financial futures contracts and related options, provided that the sum of the initial margin deposits on such Portfolio's existing futures positions and the premiums paid for related options would not exceed in the aggregate 2% of such Portfolio's total assets."

  If Proposal 8 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities currencies and physical commodities)."

  The current restriction permits each Portfolio to invest in financial futures contracts and related options provided that the sum of the initial margin deposits on such Portfolio's existing futures positions and the premiums paid for related options do not exceed 2% of the Portfolio's total assets. The proposed restriction permits them to purchase and sell derivatives that have a value tied to the value of a financial index, financial instrument or other asset. These derivatives include, for example, options, futures contracts and options on futures contracts. The proposed restriction does not impose percentage limitations and applies to futures transactions for both hedging and non-hedging purposes. However, the ability of the Portfolios to engage in futures contracts and options on futures will remain subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, the Portfolios would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related option premiums for non-hedging purposes to exceed 5% of the value of its assets. While the use of derivatives can guard against potential risks, it can eliminate some opportunities for gains. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Portfolios.


                                   PROPOSAL 9

 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE PORTFOLIOS
                               REGARDING LENDING

  The Board of Trustees has proposed that the shareholders of each Portfolio approve an amendment to the fundamental investment restriction regarding lending. The current fundamental investment restriction regarding lending states that the Portfolio may not:

         "Make cash loans, except that the Portfolios may (i) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not, and (ii) enter into repurchase agreements, provided that no more than 15% of any Portfolio's net assets (taken at market value) may be subject to repurchase agreements maturing in more than seven days."

  If Proposal 9 is approved, this restriction will be replaced with the following fundamental investment restriction:

         "A Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies."

  Under the current restriction on lending, a Portfolio is only permitted to lend its portfolio securities up to 25% of the value of the total assets of such Portfolio. The proposed lending restriction does not contain any such percentage limitation. The staff of the SEC currently limits loans of portfolio securities to one-third of a mutual fund's assets, including any collateral received from the loan. If the SEC staff were to provide greater flexibility to mutual funds to engage in securities lending in the future, under the proposed restriction, the Portfolios would be able to take advantage of that increased flexibility. The proposed restriction would also eliminate the percentage limitation on investments in repurchase agreements making it more than 7 days and the requirement that debt obligations must be customarily purchased by institutional investors. The proposed lending restriction would also permit each Portfolio to participate in an interfund lending program with other registered investment companies. The current restriction does not allow for interfund lending. Phoenix does not currently intend to establish an interfund lending program. The proposed restriction also does not contain a percentage limitation regarding repurchase agreements.


                                   PROPOSAL 10

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                     THE PORTFOLIOS REGARDING JOINT TRADING

  The Board of Trustees has proposed that the shareholders of each Portfolio approve the elimination of the fundamental investment restriction regarding joint trading. The current fundamental investment restriction provides that the Portfolio may not:

         "Participate in a joint or joint and several trading account in securities."

  If Proposal 10 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 11

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                   THE PORTFOLIOS REGARDING PLEDGING OF ASSETS

  The Board of Trustees has proposed that the shareholders of each Portfolio approve the elimination of the fundamental investment restriction regarding pledging of assets. The current fundamental investment restriction states that the Portfolio may not:

         "Pledge, mortgage or hypothecate the assets of any Portfolio to an extent greater than 10% of the total assets (taken at market value) of such Portfolio to secure borrowing made pursuant to the borrowing restriction."

  If Proposal 11 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 12

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
                THE PORTFOLIOS REGARDING SHORT SALES

   The Board of Trustees has proposed that the shareholders of each Portfolio approve the elimination of the fundamental investment restriction regarding selling securities short. The current fundamental investment restriction states that the Portfolio may not make short sales of securities or maintain a short position.

    If Proposal 12 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements of state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 13

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
            THE PORTFOLIOS REGARDING PURCHASING SECURITIES ON MARGIN

   The Board of Trustees has proposed that the shareholders of each Portfolio approve the elimination of the fundamental investment restriction regarding purchasing securities on margin. The current fundamental investment restriction provides that the Portfolio may not:

         "Purchase securities on margin, but it may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities."

    If Proposal 13 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to regulation. These state law requirements are no longer applicable to mutual funds.

                                   PROPOSAL 14

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE PORTFOLIOS REGARDING OFFICER OR TRUSTEE OWNERSHIP OF SECURITIES

  The Board of Trustees has proposed that the shareholders of each Portfolio approve the elimination of the fundamental investment restriction regarding investing in any issuer whose securities are owned by an officer or trustee. The current fundamental investment restriction provides that the Portfolio may not:

         "Purchase or retain securities of any issuer if any officer or Trustee of the Fund, or officer or director of its Adviser, owns beneficially more than 1/2 of 1% of the outstanding securities or shares, or both, of such issuer and all such persons owning more than 1/2 of 1% of such securities or shares together own beneficially more than 5% of such securities or shares."

  If Proposal 14 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 15

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
            THE PORTFOLIOS REGARDING INVESTMENTS IN WARRANTS OR RIGHTS

  The Board of Trustees has proposed that the shareholders of each Portfolio approve the elimination of the fundamental investment restriction regarding investments in warrants or rights. The current fundamental investment restriction provides that the Portfolio may not:

         "Invest more than 5% of a Portfolio's net assets, valued at the lower of cost or market, in warrants or rights. Included within that amount, but not to exceed 2% of the value of a Portfolio's net assets, may be warrants not listed on the New York or American Stock Exchange."

  If Proposal 15 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to regulation. These state law requirements are no longer applicable to mutual funds.

                                   PROPOSAL 16

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
       THE PORTFOLIOS REGARDING INVESTING IN COMPANIES FOR THE PURPOSE OF
                        EXERCISING CONTROL OR MANAGEMENT

  The Board of Trustees has proposed that the shareholders of each Portfolio approve the elimination of the fundamental investment restriction regarding investing in companies for the purpose of exercising control or management. The current fundamental investment restriction states that the Portfolio may not purchase securities of companies for the purpose of exercising management or control.

  If Proposal 16 is approved, this prohibition will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.

                                   PROPOSAL 17

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
    THE PORTFOLIOS REGARDING INVESTMENTS IN OIL, GAS OR OTHER MINERAL LEASES

  The Board of Trustees has proposed that the shareholders of each Portfolio approve the elimination of the fundamental investment restriction regarding investing in oil, gas or other mineral leases. The current fundamental investment restriction states that the Portfolio may not:

         "Invest in oil, gas or other mineral leases, although the Portfolios may purchase securities of issuers which engage in whole or in part in such activities."

  If Proposal 17 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements of state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 18

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
    THE PORTFOLIOS REGARDING INVESTING AND WRITING PUTS, CALLS, STRADDLES AND
                             ANY COMBINATION THEREOF

  The Board of Trustees has proposed that the shareholders of each Portfolio approve the elimination of the fundamental investment restriction prohibiting investing in puts, calls or straddles. The current fundamental investment restriction states that the Fund may not invest in puts, calls, straddles and any combination thereof.

  If Proposal 18 is approved, this restriction will be eliminated. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. These state law requirements are no longer applicable to mutual funds.


                                   PROPOSAL 19

         TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF
          THE PORTFOLIOS REGARDING THE PURCHASE OF ILLIQUID SECURITIES

  The Board of Trustees has proposed that the shareholders of each Portfolio approve the elimination of the fundamental investment restriction regarding the purchase of illiquid securities. The current fundamental investment restriction provides that the Portfolio may:

         "Purchase illiquid securities, including repurchase agreements providing for settlement more than seven days after notice and restricted securities (securities that must be registered with the Securities and Exchange Commission before they can be sold to the public) deemed to be illiquid, but such securities will not constitute more than 15% of each Portfolio's net assets. The Board of Trustees, or the Adviser acting at its direction, values these securities, taking into consideration quotations available from broker-dealers and pricing services and other information deemed relevant."

  If Proposal 19 is approved, this restriction will be eliminated. If the current restriction is eliminated, the Fund's ability to invest in illiquid securities would be subject to applicable regulatory limitations. The Securities and Exchange Commission's current policy is that funds that are not money market funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are generally regarded as securities which may not be sold or disposed of within seven days in the ordinary course of business at approximately the price at which a fund has valued them. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to regulation. These state law requirements are no longer applicable to mutual funds.

                                   PROPOSAL 20

 TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE PORTFOLIOS
                          REGARDING SECURITIES LENDING

  The Board of Trustees has proposed that the shareholders of each Portfolio approve the elimination of the fundamental investment restriction regarding securities lending. The current fundamental investment restriction regarding securities lending states that:

         "A Portfolio may not make securities loans, except that the Portfolios may make loans of the portfolio securities of any such Portfolio, provided that the market value of the securities subject to any such loans does not exceed 25% of the value of the total assets (taken at market value) of such Portfolio."

  If proposal 20 is approved, this restriction will be eliminated. The proposed restriction regarding securities lending discussed in proposal 9 above would allow the Portfolios to make securities loans.

INVESTMENT ADVISER, SUBADVISERS, UNDERWRITER AND FINANCIAL AGENT
  Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115-0480 is the Fund's investment adviser. Seneca Capital Management LLC, 909 Montgomery Street, San Francisco, California 94133 is subadviser to Phoenix Duff & Phelps Institutional Growth Stock Portfolio.

  Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, serves as the Fund's underwriter and as the Fund's financial agent (administrator).

OTHER BUSINESS
     The Board of Trustees of the Fund knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Portfolios arise, however, the proxies will vote thereon according to their best judgment in the interests of the Portfolios and the shareholders of the Portfolios.

     The Fund does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Fund unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders wishing to submit proposals for inclusion in the proxy statement for any subsequent shareholder meeting of their Portfolio should send their written submissions to the principal executive offices of the Fund at 101 Munson Street, Greenfield, Massachusetts 01301.

                                   APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __ day of _______, 2000, by and between Phoenix Duff & Phelps Institutional Mutual Funds, a Massachusetts business trust (the "Predecessor Trust"), on behalf of the Phoenix Duff & Phelps Institutional Growth Stock Portfolio and Phoenix Duff & Phelps Institutional Managed Bond Portfolio series (collectively, the "Predecessor Portfolios" and each individually, a "Predecessor Portfolio"), and Phoenix Duff & Phelps Institutional Mutual Funds, a Delaware business trust (the "Successor Trust"), on behalf of the Phoenix Duff & Phelps Institutional Growth Stock Portfolio and Phoenix Duff & Phelps Institutional Managed Bond Portfolio series (collectively, the "Successor Portfolios" and each individually, a "Successor Portfolio").

  All references in this Agreement to action taken by the Predecessor Portfolios or the Successor Portfolios shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective portfolio series.

  This Agreement is intended to be and is adopted as plans of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by each Predecessor Portfolio of all of its assets to the corresponding Successor Portfolio, in exchange solely for shares of beneficial interest in such Successor Portfolio ("New Shares") having a net asset value equal to the net asset value of the corresponding Predecessor Portfolio, the assumption by each Successor Portfolio of all the liabilities of the corresponding Predecessor Portfolio, and the distribution of the New Shares to the shareholders of each Predecessor Portfolio in complete liquidation of such Predecessor Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

  WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type; and

  WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Trust and the Successor Trust, respectively, that the assets of the Predecessor Trust be acquired by the Successor Trust pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.     PLAN OF REORGANIZATION
       1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all of the assets of each Predecessor Portfolio, as set forth in paragraph 1.2, to the corresponding Successor Portfolio and the Successor Trust agrees in exchange therefore: (i) to deliver to the Predecessor Trust a number of full and fractional New Shares of each class of each Successor Portfolio equal to the number of shares of the corresponding class of the corresponding Predecessor Portfolio as of the time and date set forth in Article 2, and (ii) to assume all the liabilities of each Predecessor Portfolio, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

       1.2 The assets of the Predecessor Portfolios to be acquired by the corresponding Successor Portfolios shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Portfolios and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Portfolios on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Portfolios, to the extent that they exist at or after the Closing, shall after the Closing attach to the corresponding Successor Portfolios and may be enforced against the Successor Portfolios to the same extent as if the same had been incurred by the Successor Portfolios.

       1.3 Immediately upon delivery to the Predecessor Portfolios of the New Shares, the Predecessor Portfolios, as the then sole shareholders of the Successor Portfolios, shall (i) with the exception of Calvin J. Pedersen, elect as trustees of the Trust the persons who currently serve as trustees of the Predecessor Trust; (ii) approve an Investment Management Agreement between the Trust, on behalf of the Successor Portfolios and Phoenix Investment Counsel, Inc. (the

"Investment Manager"), (iii) in the case of the Phoenix Duff & Phelps Institutional Growth Stock Portfolio, approve a Subadvisory Agreement by and between the Investment Manager, on behalf of such fund, and Seneca Capital Management LLC, and (iv) ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Successor Portfolios.

       1.4 Immediately following the action contemplated by paragraph 1.3, the Predecessor Portfolios will distribute pro rata to their respective shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding New Shares received by the Predecessor Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Portfolios on the books of the Successor Portfolios to open accounts on the share records of the Successor Portfolios in the names of the Current Shareholders and representing the respective pro rata number of the New Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Predecessor Portfolios will simultaneously be canceled on the books of the Predecessor Trust, although share certificates representing interests in the Predecessor Trust will represent a number of New Shares after the Closing Date as determined in accordance with paragraph 2.2. The Successor Portfolios shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Portfolios and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Trust and shall take all other steps necessary to effect such dissolution.

2.     CLOSING AND CLOSING DATE
       2.1 The Closing Date shall be the second Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Articles 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480, or at such other time and/or place as the parties may agree.

       2.2 The Predecessor Trust shall cause Phoenix Equity Planning
Corporation (the "Transfer Agent"), transfer agent of the Predecessor Portfolios, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Portfolios and the class of each Predecessor Portfolio owned by each such shareholder immediately prior to the Closing. The Successor Portfolios shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Portfolios on the books of the Successor Portfolios. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.     REPRESENTATIONS AND WARRANTIES
       3.1 The Predecessor Trust, on behalf of each Predecessor Portfolio, hereby represents and warrants to the Successor Portfolios as follows:

           (i) The Predecessor Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

           (ii) the Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of each Predecessor Portfolio;

           (iii) the execution and delivery of this Agreement on behalf of each Predecessor Portfolio and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Portfolio (other than as contemplated in paragraph 4.1(vi) are necessary to authorize this Agreement and the transactions contemplated hereby;

           (iv) this Agreement has been duly executed by the Predecessor
Trust on behalf of the Predecessor Portfolios and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

           (v) neither the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Portfolios, nor the consummation by the Predecessor Trust on behalf of the Predecessor Portfolios of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust of the Predecessor Trust, as amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Trust is a party or by which the Predecessor Trust or any of its assets is subject or bound; and

           (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Portfolios or the consummation of any transactions contemplated hereby by the Predecessor Trust, other than as shall be obtained at or prior to the Closing.

       3.2 The Successor Trust, on behalf of the Successor Portfolios, hereby represents and warrants to the Predecessor Portfolios as follows:

           (i) The Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

           (ii) the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Portfolios;

           (iii) the execution and delivery of this Agreement on behalf of the Successor Portfolios and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Portfolios are necessary to authorize this Agreement and the transactions contemplated hereby;

           (iv) this Agreement has been duly executed by the Successor Trust on behalf of the Successor Portfolios and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

           (v) neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Portfolios, nor the consummation by the Successor Trust on behalf of the Successor Portfolios of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Master Trust Agreement (the "Master Trust Agreement") or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound; and

           (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Portfolios or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing.

4.     CONDITIONS PRECEDENT
       4.1 The obligations of the Predecessor Trust on behalf of the Predecessor Portfolios and the Successor Trust on behalf of the Successor Portfolios to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

           (i) The Successor Trust shall have succeeded to the registration statement of the Predecessor Trust on Form N-1A under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the Successor Trust to be necessary and appropriate to effect the registration of the New Shares (the "Post-Effective Amendment"), shall have been filed with the Securities and Exchange Commission (the "Commission") and the Post-Effective Amendment shall have become effective, and no stop-order suspending the effectiveness of the Post-Effective Amendment shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

           (ii) the applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

           (iii) all representations and warranties of the Predecessor Trust on behalf of the Predecessor Portfolios contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Portfolios shall have received a certificate of an officer of the Predecessor Trust acting on behalf of the Predecessor Portfolios to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Portfolios;

           (iv) all representations and warranties of the Successor Trust on behalf of the Successor Portfolios contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Trust on behalf of the Predecessor Portfolios shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Portfolios to that effect in form and substance reasonably satisfactory to the Predecessor Trust on behalf of the Predecessor Portfolios;

           (v) the Predecessor Trust on behalf of the Predecessor Portfolios and the Successor Trust on behalf of the Successor Portfolios shall have received opinions from Goodwin, Procter & Hoar LLP regarding certain tax matters in connection with the Reorganization; and

           (vi) a vote approving this Agreement shall have been adopted by at least a majority of the outstanding shares of each Predecessor Portfolio, all classes voting together, entitled to vote at a special meeting of shareholders of each such Predecessor Portfolio duly called for such purpose (the "Special Meeting").

5.     EXPENSES
       5.1 The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

       5.2 All of the costs of solicitation of proxies, including the cost of the proxy solicitation firm, printing and mailing costs, shall be borne by the Successor Portfolio. All of the remaining expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by Phoenix Investment Partners, Ltd.

6.     ENTIRE AGREEMENT
       The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.     TERMINATION
       This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective Trustees or officers, to the other party.

8.     AMENDMENTS
       This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Trust and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Trust pursuant to paragraph 4.1(vi) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.     NOTICES
       Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.    HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
       LIABILITY
       10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

       10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

       10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

       10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

       10.5 It is expressly agreed that the obligations of the Predecessor
Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the trust property of the Predecessor Trust, as provided in the Declaration of Trust of the Predecessor Trust. The execution and delivery by such officers of the Predecessor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Predecessor Trust as provided in the Declaration of Trust of the Predecessor Trust. The Predecessor Trust is a series company with multiple series, Phoenix Duff & Phelps Institutional Growth Stock Portfolio and Phoenix Duff & Phelps Institutional Managed Bond Portfolio and has entered into this Agreement on behalf of the Predecessor Portfolios. With respect to any obligation of the Predecessor Trust arising hereunder, the Successor Trust and the Successor Portfolios shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Predecessor Portfolios.

       10.6 It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with multiple series, Phoenix Duff & Phelps Institutional Growth Stock Portfolio and Phoenix Duff & Phelps Institutional Managed Bond Portfolio and has entered into this Agreement on behalf of the Successor Portfolios. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Portfolios and the Predecessor Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Portfolios.

       10.7 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

       IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.




ATTEST PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS, a Massachusetts business trust


_______________________      By: _______________________________________
Name:                        Name:
Title:                       Title:



ATTEST PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS, a Delaware business trust


______________________       By: __________________________________________
Name:                        Name:
Title:                       Title:

                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 12, 2000

           PHOENIX DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

                                      PROXY

         The undersigned shareholder of Phoenix Duff & Phelps Institutional Growth Stock Portfolio (the "Portfolio"), a series of Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Portfolio held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Portfolio to be held on October 12, 2000 at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Portfolio for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                             ACCOUNT NUMBER:
                                                             SHARES:
                                                             CONTROL NO.:

        TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSAL

REORGANIZATION OF FUND


1.    To approve an Agreement and Plan of Reorganization which           For         Against         Abstain
      provides for the reorganization of Phoenix-Duff & Phelps           [   ]       [   ]           [   ]
      Institutional Mutual Funds as a Delaware business trust.

CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

      IF YOU WISH TO VOTE ON THE FOLLOWING NINETEEN PROPOSALS
      COLLECTIVELY, TO CHANGE THE FUNDAMENTAL INVESTMENT                 For         Against        Abstain on
      RESTRICTIONS OF THE PORTFOLIO, VOTE HERE:                          Proposals   Proposals      Proposals
                                                                         2-20        2-20           2-20
                                                                         [   ]       [   ]          [   ]

      IF YOU WISH TO VOTE ON THE FOLLOWING NINETEEN PROPOSALS
      INDIVIDUALLY, VOTE BELOW:

2.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      diversification.                                                   [   ]       [   ]           [   ]

3.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      concentration.                                                     [   ]       [   ]           [   ]

4.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      borrowing.                                                         [   ]       [   ]           [   ]

5.    To amend the fundamental investment restriction regarding the      For         Against         Abstain
      issuance of senior securities.                                     [   ]       [   ]           [   ]

6.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      underwriting.                                                      [   ]       [   ]           [   ]

7.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      investing in real estate.                                          [   ]       [   ]           [   ]

8.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      commodities.                                                       [   ]       [   ]           [   ]

9.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      lending.                                                           [   ]       [   ]           [   ]

10.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      joint trading.                                                     [  ]        [  ]            [  ]

11.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      the pledging of assets.                                            [  ]        [  ]            [  ]




12.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      short sales.                                                       [  ]        [  ]            [  ]

13.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      the purchase of securities on margin.                              [  ]        [  ]            [  ]

14.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      ownership of securities by any officer or trustee.                 [  ]        [  ]            [  ]

15.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      investments in warrants or rights.                                 [  ]        [  ]            [  ]

16.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      investing in companies for the purpose of exercising control       [  ]        [  ]            [  ]
      or management.

17.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      investments in oil, gas or other mineral leases.                   [  ]        [  ]            [  ]

18.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      investing and writing puts, calls, straddles and any               [  ]        [  ]           [  ]
      combination thereof.

19.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      purchases of illiquid securities.                                  [  ]        [  ]           [  ]

20.   To eliminate the fundamental investment restriction regarding      For         Against        Abstain
      securities lending.                                                [  ]        [  ]           [  ]

TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE
REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.



THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

----------------------------------- ------- ---------------------------- -------
----------------------------------- ------- ---------------------------- -------
Signature (PLEASE SIGN WITHIN BOX) Date  Signature (Joint Owners)   Date

                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 12, 2000

           PHOENIX DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                                      PROXY

       The undersigned shareholder of Phoenix Duff & Phelps Institutional Managed Bond Portfolio (the "Portfolio"), a series of Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund"), revoking any and all previous proxies heretofore given for shares of the Portfolio held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Portfolio to be held on October 12, 2000 at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Portfolio for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                           "FOR" EACH OF THE PROPOSALS

                                                                ACCOUNT NUMBER:
                                                                SHARES:
                                                                CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS

REORGANIZATION OF FUND

1.    To approve an Agreement and Plan of Reorganization which           For         Against         Abstain
      provides for the reorganization of Phoenix-Duff & Phelps           [   ]       [   ]           [   ]
      Institutional Mutual Funds as a Delaware business trust.

CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS

      IF YOU WISH TO VOTE ON THE FOLLOWING NINETEEN PROPOSALS
      COLLECTIVELY, TO CHANGE THE FUNDAMENTAL INVESTMENT                 For         Against        Abstain on
      RESTRICTIONS OF THE PORTFOLIO, VOTE HERE:                          Proposals   Proposals      Proposals
                                                                         2-20        2-20           2-20
                                                                         [   ]       [   ]          [   ]
      IF YOU WISH TO VOTE ON THE FOLLOWING NINETEEN PROPOSALS
      INDIVIDUALLY, VOTE BELOW:

2.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      diversification.                                                   [   ]       [   ]           [   ]

3.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      concentration.                                                     [   ]       [   ]           [   ]

4.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      borrowing.                                                         [   ]       [   ]           [   ]

5.    To amend the fundamental investment restriction regarding the      For         Against         Abstain
      issuance of senior securities.                                     [   ]       [   ]           [   ]

6.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      underwriting.                                                      [   ]       [   ]           [   ]

7.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      investing in real estate.                                          [   ]       [   ]           [   ]

8.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      commodities.                                                       [   ]       [   ]           [   ]

9.    To amend the fundamental investment restriction regarding          For         Against         Abstain
      lending.                                                           [   ]       [   ]           [   ]

10.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      joint trading.                                                     [  ]        [  ]            [  ]

11.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      the pledging of assets.                                            [  ]        [  ]            [  ]


12.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      short sales.                                                       [  ]        [  ]            [  ]

13.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      the purchase of securities on margin.                              [  ]        [  ]            [  ]

14.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      ownership of securities by any officer or trustee.                 [  ]        [  ]            [  ]

15.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      investments in warrants or rights.                                 [  ]        [  ]            [  ]

16.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      investing in companies for the purpose of exercising control       [  ]        [  ]            [  ]
      or management.

17.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      investments in oil, gas or other mineral leases.                   [  ]        [  ]            [  ]

18.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      investing and writing puts, calls, straddles and any               [  ]        [  ]            [  ]
      combination thereof.

19.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      purchases of illiquid securities.                                  [  ]        [  ]            [  ]

20.   To eliminate the fundamental investment restriction regarding      For         Against         Abstain
      securities lending.                                                [  ]        [  ]            [  ]


TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE
REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.



THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

----------------------------------- ------- ---------------------------- -------
----------------------------------- ------- ---------------------------- -------
Signature (PLEASE SIGN WITHIN BOX) Date  Signature (Joint Owners)   Date